UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

SONTRA MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-23017 (Commission File No.)	41-1649949 (IRS Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts (Address of principal executive offices)	02038 (Zip Code)

(508) 553-8850
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2006, Sontra Medical Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with AccountAbility Outsourcing, Inc. (“AccountAbility”) pursuant to which AccountAbility agreed to provide the services of Mr. Harry Mitchell to serve as the Interim Chief Financial Officer of the Company. The Company expects to use Mr. Mitchell’s services as the Interim Chief Financial Officer for approximately two to three days per week. The Company is obligated to pay to AccountAbility $250 per hour for Mr. Mitchell’s services.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2006, Sean Moran informed the Company that he is resigning as the Chief Financial Officer of the Company to pursue a new career opportunity. Mr. Moran’s resignation shall be effective on June 23, 2006.

On June 9, 2006, the Company appointed Mr. Harry G. Mitchell, C.P.A. to serve as Interim Chief Financial Officer beginning on the effective date of Mr. Moran’s resignation. Since 2004, Mr. Mitchell has served as President and Chief Executive Officer of MedTech Advances, Inc. and has provided financial and other consulting services to several other corporations. From 1999 to 2004, Mr. Mitchell was Chief Financial Officer of Boston Medical Technologies, Inc. There are no family relationships between Mr. Mitchell and any director or other executive officer of the Company. For a further description of the terms of Mr. Mitchell’s engagement, see Item 1.01 above, which is incorporated herein by reference.
A copy of the press release issued by the Company concerning the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Letter Agreement, dated June 9, 2006, between the Company and AccountAbility Outsourcing, Inc.
99.2	Press Release of the Company, dated June 12, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Sontra Medical Corporation

Date: June 12, 2006   By: /s/ Thomas W. Davison
                         Thomas W. Davison
                          President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter Agreement, dated June 9, 2006, between the Company and AccountAbility Outsourcing, Inc.
99.2	Press Release of the Company, dated June 12, 2006.